UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of report (date of earliest event reported):
January 15, 2008

Unify Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11807	94-2710559
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

     2101 Arena Boulevard
Sacramento, California 95834
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(916) 928-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 15, 2008, the registrant, Unify Corporation (“Unify” or the “Company”) announced the appointment of Bob Bozeman to its board of directors.

A copy of the press release issued by Unify on January 15, 2008 with regard to this transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01		Financial Statements and Exhibits.

	(c)	Exhibits.

	Exhibit No.	Description

	99.1	Press release dated January 15, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 15, 2008

By:	/s/ Steven Bonham
Steven Bonham
Vice President and CFO
(Principal Financial and Accounting Officer)